Exhibit 10.17.12

SECOND AMENDMENT
TO
AMENDED AND RESTATED
EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Second Amendment”), made and entered into this 31st day of January, 2012, to be effective as of May 31, 2012, by and between OLD DOMINION FREIGHT LINE, INC. (the “Company”), a corporation organized and existing under the laws of the Commonwealth of Virginia and having its principal office at Thomasville, North Carolina, and Earl E. Congdon (the “Executive”), an individual residing at Fort Lauderdale, Florida.

RECITALS:

The Company and the Executive entered into an Amended and Restated Employment Agreement, effective June 1, 2008 and scheduled to expire on May 31, 2010. The term of the Amended and Restated Employment Agreement was extended to May 31, 2012 by the First Amendment to Amended and Restated Employment Agreement, and the parties desire to further extend its term to May 31, 2014.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained in the Amended and Restated Employment Agreement, as amended, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive agree as follows:

1. Clause (i) of Section 5.1 of the Amended and Restated Employment Agreement, as amended by the First Amendment to Amended and Restated Employment Agreement, is hereby amended to change “May 31, 2012” to “May 31, 2014”.

2. This Second Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

3. Except as otherwise provided in this Second Amendment, the terms and provisions of the Amended and Restated Employment Agreement, as amended, shall continue in effect.

IN WITNESS WHEREOF, the parties have executed this Second Amendment on the day and year first above written.

EXECUTIVE

/s/ Earl E. Congdon

Earl E. Congdon

OLD DOMINION FREIGHT LINE, INC.

Attest:

/s/ Joel B. McCarty, Jr.	By:	/s/ David S. Congdon

Secretary/Assistant Secretary		Name: David S. Congdon Title: President and CEO